                                                                   EXHIBIT 99.05

              RESTATEMENT OF EARNINGS PER SHARE UNDER STATEMENT OF
                     FINANCIAL ACCOUNTING STANDARDS NO. 128

In February 1997, the Financial Accounting Standards Board issued Statement of Accounting Standards No. 128, "Earnings per Share" (SFAS 128). SFAS 128 replaced the calculation of primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share.


Restatement of selected financial data is for the quarter ended October 31, 1997 and the quarters in each of the years ended July 31, 1997 and July 31, 1996, and the year ended September 30, 1993, ten months ended July 31, 1994 and the years ended July 31, 1995, 1996 and 1997, and related disclosures as prescribed by SFAS 128, "Earnings per Share" for the three years ended July 31, 1997.

QUARTERLY INFORMATION

The following information restates loss per share amounts under Part I Item I of Form 10-Q for the quarter ended October 31, 1997.

                                              Quarter Ended
                                            October 31, 1997
                                           -------------------

    Loss per share as                           $(0.27)
    previously presented

    Loss per share
    restated:

    Basic:
      Continued operations                      $(0.27)
      Total                                     $(0.27)

    Diluted:
      Continuing operations                     $(0.27)
      Total                                     $(0.27)

The following information restates earnings loss per share amounts under Item 6 of the Form 10-K for fiscal 1997 for the quarters in each of the fiscal years ended July 31, 1997 and July 31, 1996.

                                                       Fiscal 1997
                                                     Quarters Ended
                                   --------------------------------------------------
                                   October 31     January 31     April 30     July 31
                                   --------------------------------------------------
Earnings (loss) per share as
  previously presented               $(0.61)         $2.44         $0.01       $(0.42)
Earnings (loss) per share
  restated:
    Basic:
      Continuing operations          $(0.61)         $0.96         $0.01       $(0.42)
      Total                          $(0.61)         $2.50         $0.01       $(0.42)
    Diluted:
      Continuing operations          $(0.61)         $0.94         $0.01       $(0.42)
      Total                          $(0.61)         $2.44         $0.01       $(0.42)

                                                       Fiscal 1996
                                                     Quarters Ended
                                    --------------------------------------------------
                                    October 31     January 31     April 30     July 31
                                    --------------------------------------------------
Earnings (loss) per share as
  previously presented                $(0.46)         $0.46         $(0.01)     $(0.48)
Earnings (loss) per share
  restated:
    Basic:
      Continuing operations           $(0.42)         $0.53         $ 0.03      $(0.46)
      Total                           $(0.46)         $0.49         $(0.01)     $(0.48)
    Diluted:
      Continuing operations           $(0.42)         $0.50         $ 0.03      $(0.46)
      Total                           $(0.46)         $0.46         $(0.01)     $(0.48)


FISCAL YEAR INFORMATION

The following information restates earnings per share amounts under Item 6 of the Form 10-K for fiscal 1997 for the year ended September 30, 1993, ten months ended July 31, 1994 and the years ended July 31, 1995, 1996 and 1997.

                                                             Ten Months
                                                               Ended       Year Ended
                                   Years Ended July 31,       July 31,    September 30,
                            -----------------------------------------------------------
                                  1997      1996      1995      1994           1993
                            -----------------------------------------------------------
Earnings (loss) per share as
  previously presented           $ 1.44   $(0.46)    $(1.07)    $(5.34)        $0.40
Earnings (loss) per share
  restated:
    Basic:
      Continuing operations      $(0.06)  $(0.32)    $(1.07)    $(5.34)        $0.43
      Total                      $ 1.47   $(0.46)    $(1.07)    $(5.34)        $0.43
    Diluted:
      Continuing operations      $(0.06)  $(0.32)    $(1.07)    $(5.34)        $0.40
      Total                      $ 1.44   $(0.46)    $(1.07)    $(5.34)        $0.40


SFAS 128 DISCLOSURE

The calculation of Basic and Diluted earnings per share for each of the three years ended July 31, 1997 are as follows:


                                               Years Ended July 31,
                                       ------------------------------------
                                         1997          1996          1995
                                       ------------------------------------
                                     (in thousands, except per share amounts)
Net income (loss):
  Continuing operations                $(2,932)     $(14,355)     $(44,296)
  Total                                $68,308      $(20,699)     $(44,296)
Weighted-average common
  shares - Basic                        46,424        45,149        41,411
Effect of dilutive stock
  options                                1,024            --            --
Adjusted weighted-average
  common shares and assumed
  conversions - Diluted                 47,448        45,149        41,411
Earnings (loss) per share - Basic:
  Continuing operations                $ (0.06)     $  (0.32)     $  (1.07)
  Total                                $  1.47      $  (0.46)     $  (1.07)
Earnings (loss) per share - Diluted:
  Continuing operations                $ (0.06)     $  (0.32)     $  (1.07)
  Total                                $  1.44      $  (0.46)     $  (1.07)
